Related Party Disclosures	6 Months Ended
Jun. 30, 2025
Related party [Abstract]
Related Party Disclosures	Related Party Disclosures
The total amounts of $0 and $9 million due from related parties as of June 30, 2025 and December 31, 2024, respectively, have been included in receivables, prepayments and other assets. The $5 million and $20 million due to related parties as of June 30, 2025 and December 31, 2024, respectively, have been included in trade and other payables.
Related party balances disclosed in the interim financial statements relate to MDC General Services Holding Company LLC, Mamoura Holdings (US) LLC, and Silicon Manufacturing Partners Pte Ltd. ("SMP"). As of December 31, 2024, we held a 49% interest in SMP, a joint venture with Avago Technologies International Sales Pte. Limited ("Avago Singapore"), and managed all aspects of its manufacturing operations. In the first quarter of 2025, we acquired the remaining 51% of the shares in the share capital of SMP from Avago Singapore, thereby making SMP a wholly-owned subsidiary of GlobalFoundries. Consequently, SMP no longer qualifies as a related party due to this change in ownership structure.
The following table presents the related party transactions included in the interim condensed consolidated statements of operations:

	Three Months Ended June 30		Six Months Ended June 30
	2025	2024	2025	2024
Purchases from: *
SMP	$—	$11	$—	$25

Other transactions with:
SMP (reimbursement of expenses and contribution of tools)	$—	$26	$—	$27
Mamoura Holdings (US) LLC (consulting service fees)	1	4	1	4
MDC General Services Holding Company LLC (recharge of expenses)	$1	$—	$1	$—
	$2	$30	$2	$31
* Purchases from SMP were primarily comprised of wafers.